EXHIBIT 99.1


         AGREEMENT AMONG THE COMPANY, LES DOMAINES BARONS DE ROTHSCHILD
           (LAFITE) AND SFI INTERMEDIATE, LTD. DATED SETEMBER 4, 2001


                                VOTING AGREEMENT


         VOTING AGREEMENT ("Agreement") dated August 31, 2001, between DOMAINES BARONS DE ROTHSCHILD (LAFITE) S.C.A., a French company ("DBR"), and SFI INTERMEDIATE LTD., a Texas limited partnership ("SFI").

                                    RECITALS

         DBR and SFI each beneficially owns (as defined below) and has voting control (as defined below) over a significant number of shares of common stock (no par value ) ("Common Stock") of The Chalone Wine Group, Ltd., a California corporation (the "Company"). DBR currently has three (3) designees on the Company's board of directors (the "Board") and SFI currently has two (2) designees on the Board. DBR and SFI each believes it will benefit from entering into this Agreement relating to the voting of their respective Common Stock.

                               TERMS OF AGREEMENT

1.       ELECTION OF DIRECTORS.

         1.1 For so long as this Agreement remains in effect, each party shall use its reasonable best efforts to ensure that, subject to any limitations imposed by law or fiduciary responsibility, its designee(s) then serving on the Board will (a) vote for the inclusion of the other party's designees for election to the Board (as provided in Section 1.3) on the management slate to be presented for vote by the Company's shareholders, (b) vote for the election of a person or persons mutually agreed by the parties to fill any vacancy or newly created position on the Board, and (c) to cause the management slate of nominees for election to the Board to include the number of designees of each party determined in accordance with Section 1.3.

         1.2 During the term of this Agreement, whether or not a party benefi-cially owns and has voting control over Common Stock entitling that party to designate a nominee or nominees to the Board at the same level as in effect on the date of this Agreement, that party shall vote all Common Stock which it at the time beneficially owns and over which it has voting control in favor of the designees of the other party in accordance with Section 1.3.

         1.3 For purposes of Sections 1.1 and 1.2, the parties agree that they each shall be entitled to have that number of designees to serve on the Board determined as follows:

               If a party beneficially owns and            The party shall be
               has voting control over the                 entitled to have the
               followingpercentage of the total            following number of
               Common Stock issued and                     designees to serve on
               outstanding                                 the Board

               26 percent or greater                               3
               12 percent but less than 26 percent                 2
               5 percent but less than 12 percent                  1
               less than 5 percent                                 0

               If a party loses its entitlement to have one or more designees to serve on the Board because of a decrease in the party's beneficial ownership of and voting control over Common Stock, the other party shall designate a replacement designee or designees and each party (including the party which has so lost its entitlement) shall remain obligated to vote the shares of Common Stock which it beneficially owns and over which it has voting control in favor of the designees


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               (including replacement designees name in accordance with this sentence) of the party who continues to have the right to designate director nominees.

         1.4 For purposes of this Agreement, the term "beneficial ownership" means, with respect to shares of Common Stock, the possession of
               (i) "voting power" (within the meaning of Rule 13d-3(a)(1) under the Securities Exchange Act of 1934, as amended (the"Exchange Act")) or (ii) "investment power" (within the meaning of Rule 13d-3(a)(2) under the Exchange Act) with respect to such shares; provided, however, that "beneficial ownership" shall not include beneficial ownership arising by virtue of the provisions of this Agreement or any other agreement to act together with any person (including the other part to this Agreement) for the purpose of acquiring, holding, voting or disposing of any shares of Common Stock. The terms "beneficially own" and "beneficially owns" have correlative meanings. In addition, for purposes of this Agreement, "voting control" means, with respect to shares of Common Stock, the possession of "voting power" (within the meaning of Rule 13d-3(a)(1) under the Securities Act) sufficient to vote or direct the voting of such shares in the manner provided in this Agreement.

2. SHAREHOLDER VOTES. During the term of this Agreement, each party, subject to any limitations imposed by law or fiduciary responsibility, shall vote all of its Common Stock in accordance with the Joint Vote (as defined below) on all matters (other than the election of directors) coming before the shareholders of the Company (the "Shareholders"). Prior to any vote of the Shareholders (whether at an annual or special meeting or by written consent), the parties shall in good faith discuss and take an informal vote to determine the manner in which they each intend to vote their Common Stock on the applicable matter or matters to be submitted to the Shareholders. If the results of such informal vote indicate that the parties concur on how to vote with respect to such matter or matters, the parties shall vote their share of common Stock accordingly (a "Joint Vote"), when such matter or matters are submitted to the Shareholders.

3.       OWNERSHIP B DESIGNEES.

         3.1 For purposes Sections 1.2 and 1.3 of this Agreement, Common Stock beneficially owned by either party shall include any Common Stock beneficially owned by that party's designees on Board.

         3.2 DBR and SFI agree they each will exercise their respective reasonable best efforts to cause their respective designees on the Board to vote the shares of Common Stock beneficially owned by them on all matters coming before the Shareholders in accordance with the provisions of this Agreement, as if such shares were owned by the party that designated such person.

4. TRANSFER OF COMMON STOCK. Nothing in this Agreement shall be construed to restrict the sale, transfer or other disposition of Common Stock beneficially owned by either party. Shares transferred by either party to a person or entity who is not a party to this Agreement may be transferred free and clear of any rights and obligations under this Agreement; provided, the transferor no longer has beneficial ownership of or voting control over the transferred Common Stock.

5. TERM; TERMINATION. This Agreement shall automatically terminate on the earliest to occur of (a) the tenth anniversary hereof, (b) the first date on which either party no longer beneficially owns or has voting control over any Common Stock, or (c) the date on which this Agreement is terminated in accordance with Section 7.4.

6. NOTICES. All notices and other communications hereunder shall be in writing and shall be given by (a) personal delivery, (b) courier service, (c) facsimile (which is confirmed), or (d) registered or certified mail (postage prepaid, return receipt requested ) and shall be effective when received and shall be addressed as follows:


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         If to DBR, to:

         Domaines Barons de Rothschild (Lafite) S.C.A.
         33, rue de la Baume
         75008 Paris
         FRANCE
         Attention: Baron Eric de Rothschild
         Facsimile: 01-33-1-5389-7801

         With a copy to:

         Piper Marbury Rudnick & Wolfe LLP
         1251 Avenue of the Americas, 29th Floor
         New York, New York 10020
         Attention:  Michael A. Varet, Esp.
         Facsimile: (212) 835-6252

         If to SFI, to:

         SFI Intermediate Ltd.
         C/o HM International, Inc.
         5810 East Skelly Drive
         Suite 1650
         Tulsa, Oklahoma 74135
         Facsimile: (918) 664-6451

or to such other address the person to whom notice is given may have previously furnished in writing in the manner set forth above.

7.       MISCELLANEOUS.

         7.1 REMEDIES. Each party hereto recognizes and agrees that if for any reason any provision of this Agreement is not performed by the other party in accordance with its specific terms or is otherwise breached, immediate and irreparable harm or injury would be caused to the non-breaching party for which money damages would not be an adequate remedy. Accordingly, the parties agree that, in addition to any other available remedies, the non-breaching party shall be entitled to seek an injunction restraining any violation or threatened violation of the provision of this Agreement.

         7.2 CONSTRUCTION. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. Without limiting the foregoing, with respect to any provision of this Agreement, if it is determined by a court of competent jurisdiction to be excessive as to duration or scope, it is the parties' intention that such provision nevertheless be enforced to the fullest extent which it may be enforced.

         7.3 MISCELLANEOUS.This Agreement (a) constitutes the entire agreement between the parties hereto with respect to its subject matter;
               (b) may not be amended, modified or waived except by an instrument in writing signed and delivered on behalf of both parties thereto; (c) shall be governed by the laws of the State of California without reference to its conflict of law rules; and
               (d) may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

         7.4 TERMINATION. Either DBR or SFI may termination this Agreement at any time by giving written notice of termination to the other party.

         7.5 EFFECTIVE DATE. This Agreement shall become effective on September 1, 2001.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                DOMAINES BARONS DE ROTHSCHILD (LAFITE) S.C.A


                                By: /s/ BARON ERIC DE ROTHSCHILD
                                    ____________________________________
                                        Baron Eric de Rothschild,
                                        Managing Director



                                SFI INTERMEDIATE, LTD.


                                By: /s/ PHYLLIS S. HOJEL
                                    ____________________________________
                                        Phyllis S. Hojel
                                        President GIIA l Holdings, Inc.,
                                        its general partner









































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